UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2018, Alliqua BioMedical, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the following three proposals were submitted to a vote of the Company’s stockholders:

(1)	A proposal to approve the Asset Purchase Agreement, dated January 5, 2018 (the “Asset Purchase Agreement”), providing for the sale of our advanced biologic wound care business, including the Company’s Biovance and Interfyl product lines and MIST Therapy and other therapeutic ultrasound products, which may be deemed to be a sale of all, or substantially all, of the Company’s assets to Celularity Inc. (the “Buyer”) on the terms and subject to the conditions set forth in the Asset Purchase Agreement (the “Asset Sale”), and the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”).

(2)	A proposal to approve, on an advisory, non-binding basis, certain compensation that has, will or may be paid or become payable to the Company’s named executive officers in connection with the asset sale (the “Advisory Proposal”).

(3)	A proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2018, the relevant portions of which are incorporated herein by reference. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon are set forth below.

(1)	Approval of the Asset Sale Proposal:

Votes For	Votes Against	Votes Abstaining
2,646,460	65,317	51,042

(2)	Approval of the Advisory Proposal:

Votes For	Votes Against	Votes Abstaining
2,540,164	172,300	50,355

(3)	Approval of the Adjournment Proposal:

Votes For	Votes Against	Votes Abstaining
2,664,411	79,100	19,308

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: April 30, 2018	By:	/s/ Joseph Warusz
Name: Joseph Warusz
Title: Chief Financial Officer